THE GUARDIAN VARIABLE CONTRACT FUNDS, INC.

GIAC FUNDS, INC.

THE GUARDIAN BOND FUND, INC.

THE GUARDIAN CASH FUND, INC.

Supplement dated May 17, 2006
To the Prospectuses dated May 1, 2006

Effective May 17, 2006, the information under the heading "Fund Management" with respect to each Fund's investment adviser(s) is supplemented as follows:

Guardian Investor Services LLC (GIS), the investment adviser for all of the Funds of The Guardian Variable Contract Funds, Inc., GIAC Funds, Inc., The Guardian Bond Fund, Inc. and The Guardian Cash Fund, Inc. (each, a "Company"), except for the international and emerging markets funds of GIAC Funds, Inc., has agreed to acquire a 65 percent interest in RS Investment Management Co. LLC (RS), a privately held investment management firm with approximately $11.8 billion in assets under management. The transaction is subject to a number of conditions and is expected to close in the second half of 2006. In connection with the transaction, GIS has proposed for consideration by the Board of Directors of each Company a reorganization of each of the Funds. Upon completion of each reorganization, RS would be the investment adviser for all of the Funds, while GIS would be either a sub-adviser and/or sub-administrator. Under the proposal, each of the Funds would be reorganized with a corresponding, newly created fund in the RS fund complex. For each of the Funds, other than The Guardian UBS VC Small Cap Value Fund, it is contemplated that the reorganization would not result in any changes in the Fund's portfolio manager(s). Each proposed reorganization, which includes the change to RS as investment adviser, is subject to approval by the Board of Directors of each Company, as well as shareholders of each Fund.